                                                                    Exhibit 4.20




                                MELLON BANK, N..A
                        Plymouth Meeting Executive Campus
                       610 West Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462


                                  July 21, 1995

Philadelphia Suburban Water Company
762 Lancaster Avenue
Bryn Mawr, PA  19010
Attn: Mr. Michael P. Graham
      Senior Vice President

Gentlemen:

      Reference is hereby made to that certain Revolving Credit Agreement dated as of March 17, 1994, as amended by the First Amendment to Revolving Credit Agreement dated May 22, 1995 (as amended, modified and/or extended, the "Loan Agreement") among Mellon Bank, N.A., in its capacity as Agent for the Banks referenced in the Loan Agreement, the Banks (the "Banks ") and Philadelphia Suburban Water Company (the "Borrower"). All capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Loan Agreement unless herein provided to the contrary.

      The Agent, Banks and Borrower each hereby agree that Section 2.01 of the Loan Agreement is hereby amended and restated to read as follows:

                         Section 2.01 The Revolving Credit Commitment. The maximum aggregate amount the Banks shall be obligated to lend to the Borrower at any time under this Loan Agreement shall be Forty Million Dollars ($40,000,000) from May 22, 1995 through and including August 31, 1995, and Thirty Million Dollars ($30,000,000) thereafter until the Revolving Credit Commitment Termination Date, as such amounts may have been reduced under Section 2.03 hereof.

      The Borrower hereby represents and warrants that no Event of Default, and to the Borrower's knowledge, no event which with the passage of time or giving of notice or both would constitute an Event of Default exists on the date hereof and no offsets or defenses exist against its obligations under the Loan Agreement, the Notes or the Loan Documents delivered in connection therewith.

      The Borrower also represents and warrants that this letter agreement and the allonges to the Notes executed herewith have been duly authorized, executed and delivered so as to constitute the legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally, and general principles of equity. To the extent an Event of Default exists on the date hereof, any and all undertakings of the Agent and the Banks under or pursuant to this letter agreement shall not be deemed a waiver by the Agent or the Banks of any such Event of Default or any of the Agent's or Banks' rights and remedies under the Loan Agreement and/or applicable law; and the Banks hereby reserve all such rights and remedies.

      All terms, conditions, provisions and covenants under the Loan Agreement, the Notes as amended, and all other Loan Documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in force and effect except as modified and/or amended hereby and are hereby ratified and confirmed. This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. This letter agreement may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument, and making proof of this letter agreement it shall be necessary to produce only one counterpart. This letter agreement shall have effect as of July 21, 1995.

                                          Sincerely,

                                          MELLON BANK, N.A., in its individual
                                          capacity as a Bank and in its
                                          capacity as Agent for the Banks

                                          By: Frank P. Mohapp
                                             -----------------------------------
                                          Name:    Frank P. Mohapp
                                          Title:   Vice President
                                          Address: Plymouth Meeting
                                                   Executive Campus
                                                   610 West Germantown Pike
                                                   Suite 200
                                                   Plymouth Meeting, PA  19462
                                          Tel. No: (610) 941-4188
                                          Telecopy:(610) 941-4136

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: Julie P. Rokke
                                             -----------------------------------
                                          Name:    Julie P. Rokke
                                          Title:   Banking Officer
                                          Address: Valley Forge Regional
                                                   Banking Center
                                                   Suite 200
                                                   1000 Westlakes Drive
                                                   Berwyn, PA 19312
                                          Tel. No: (610) 640-4900
                                          Telecopy:(610) 640-4914

                                          FIRST FIDELITY BANK,
                                          NATIONAL ASSOCIATION

                                          By: Thomas J. Saunders
                                             -----------------------------------
                                          Name:    Thomas J. Saunders
                                          Title:   Vice President
                                          Address: 123 South Broad Street
                                                   PMB010
                                                   Philadelphia, PA 19109-1199
                                          Tel. No: (215) 985-3575
                                          Telecopy:(215) 985-3719

                                          MERIDIAN BANK

                                          By: Patrick B. Trainor
                                             -----------------------------------
                                          Name:    Patrick B. Trainor
                                          Title:   Assistant Vice President
                                          Address: Corporate Banking Department
                                                   One Liberty Place, Suite 3600
                                                   Philadelphia, PA 19103
                                          Mailing
                                          Address: Corporate Banking Department
                                                   OL3620
                                                   P.O. Box 7588
                                                   Philadelphia, PA 19103
                                          Tel. No: (215) 854-3778
                                          Telecopy:(215) 854-3774

                     SECOND ALLONGE TO REVOLVING CREDIT NOTE
                      ENDORSEMENT SEPARATE FROM INSTRUMENT

BORROWER:                              Philadelphia Suburban Water Company

PAYEE:                                 Mellon Bank, N.A.

DATE:                                  March 17, 1994

PRINCIPAL AMOUNT:                      $19,000,000

DUE DATE:                              March 1, 1998

                                       This Allonge shall be and remain attached
to and shall constitute an integral part of the above-described Revolving Credit Note from and after the date hereof.

                                       The Revolving Credit Note is hereby
amended by temporarily increasing the maximum principal amount permitted to be borrowed thereunder by $6,333,333.33 from $19,000,000 to $25,333,333.34 from May
22, 1995 to August 31, 1995. On September 1, 1995 the maximum principal amount shall automatically reduce to $19,000,000.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Second Allonge to be executed by its duly authorized officer as of the 21st day of July, 1995.

Attest:                                     PHILADELPHIA SUBURBAN WATER COMPANY

By: Patricia M. Mycek                       By: Michael P. Graham
   ---------------------------------           ---------------------------------
                                            Name:  Michael P. Graham
                                            Title: Senior Vice President -
                                                   Finance and Treasurer

STATE OF PENNSYLVANIA      :
                           ss.
COUNTY OF MONTGOMERY       :

         On the 21st day of July, 1995, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Michael P. Graham who acknowledged himself to be the Senior Vice President - Finance and Treasurer of Philadelphia Suburban Water Company, a Pennsylvania corporation, and that he as such officer being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                       Suzanne Falcone
                                                       -------------------------
                                                       Notary Public

Notarial Seal

My Commission expires:

 July 26, 1997
-----------------------

                     SECOND ALLONGE TO REVOLVING CREDIT NOTE
                      ENDORSEMENT SEPARATE FROM INSTRUMENT

BORROWER:                              Philadelphia Suburban Water Company

PAYEE:                                 First Fidelity Bank, National Association

DATE:                                  March 17, 1994

PRINCIPAL AMOUNT:                      $4,000,000

DUE DATE:                              March 1, 1998

                                       This Allonge shall be and remain attached
to and shall constitute an integral part of the above-described Revolving Credit Note from and after the date hereof.

                                       The Revolving Credit Note is hereby
amended by temporarily increasing the maximum principal amount permitted to be borrowed thereunder by $1,333,333.33 from $4,000,000 to $5,333,333.34 from May
22, 1995 to August 31, 1995. On September 1, 1995 the maximum principal amount shall automatically reduce to $4,000,000.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Second Allonge to be executed by its duly authorized officer as of the 21st day of July, 1995.

Attest:                                     PHILADELPHIA SUBURBAN WATER COMPANY

By: Patricia M. Mycek                       By: Michael P. Graham
   ---------------------------------           ---------------------------------
                                            Name:  Michael P. Graham
                                            Title: Senior Vice President -
                                                   Finance and Treasurer

STATE OF PENNSYLVANIA      :

                           ss.
COUNTY OF MONTGOMERY       :

         On the 21st day of July, 1995, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Michael P. Graham who acknowledged himself to be the Senior Vice President - Finance and Treasurer of Philadelphia Suburban Water Company, a Pennsylvania corporation, and that he as such officer being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                       Suzanne Falcone
                                                       -------------------------
                                                       Notary Public

Notarial Seal

My Commission expires:

 July 26, 1997
-----------------------

                     SECOND ALLONGE TO REVOLVING CREDIT NOTE
                      ENDORSEMENT SEPARATE FROM INSTRUMENT

BORROWER:                              Philadelphia Suburban Water Company

PAYEE:                                 Meridian Bank

DATE:                                  March 17, 1994

PRINCIPAL AMOUNT:                      $3,000,000

DUE DATE:                              March 1, 1998

                                       This Allonge shall be and remain attached
to and shall constitute an integral part of the above-described Revolving Credit Note from and after the date hereof.

                                       The Revolving Credit Note is hereby
amended by temporarily increasing the maximum principal amount permitted to be borrowed thereunder by $1,000,000 from $3,000,000 to $4,000,000 from May 22, 1995 to August 31, 1995. On September 1, 1995 the maximum principal amount shall automatically reduce to $3,000,000.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Second Allonge to be executed by its duly authorized officer as of the 21st day of July, 1995.

Attest:                                     PHILADELPHIA SUBURBAN WATER COMPANY

By: Patricia M. Mycek                       By: Michael P. Graham
   ---------------------------------           ---------------------------------
                                            Name:  Michael P. Graham
                                            Title: Senior Vice President -
                                                   Finance and Treasurer

STATE OF PENNSYLVANIA      :
                           ss.
COUNTY OF MONTGOMERY       :

         On the 21st day of July, 1995, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Michael P. Graham who acknowledged himself to be the Senior Vice President - Finance and Treasurer of Philadelphia Suburban Water Company, a Pennsylvania corporation, and that he as such officer being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                       Suzanne Falcone
                                                       -------------------------
                                                       Notary Public

Notarial Seal

My Commission expires:

 July 26, 1997
-----------------------

                     SECOND ALLONGE TO REVOLVING CREDIT NOTE
                      ENDORSEMENT SEPARATE FROM INSTRUMENT

BORROWER:                               Philadelphia Suburban Water Company

PAYEE:                                  PNC Bank, National Association

DATE:                                   March 17, 1994

PRINCIPAL AMOUNT:                       $4,000,000

DUE DATE:                               March 1, 1998

                                       This Allonge shall be and remain attached
to and shall constitute an integral part of the above-described Revolving Credit Note from and after the date hereof.

                                       The Revolving Credit Note is hereby
amended by temporarily increasing the maximum principal amount permitted to be borrowed thereunder by $1,333,333.33 from $4,000,000 to $5,333,333.33 from May
22, 1995 to August 31, 1995. On September 1, 1995 the maximum principal amount shall automatically reduce to $4,000,000.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Second Allonge to be executed by its duly authorized officer as of the 21st day of July, 1995.

Attest:                                     PHILADELPHIA SUBURBAN WATER COMPANY

By: Patricia M. Mycek                       By: Michael P. Graham
   ---------------------------------           ---------------------------------
                                            Name:  Michael P. Graham
                                            Title: Senior Vice President -
                                                   Finance and Treasurer

STATE OF PENNSYLVANIA      :
                           ss.
COUNTY OF MONTGOMERY       :

         On the 21st day of July, 1995, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Michael P. Graham who acknowledged himself to be the Senior Vice President - Finance and Treasurer of Philadelphia Suburban Water Company, a Pennsylvania corporation, and that he as such officer being authorized to do so, executed and delivered the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                       Suzanne Falcone
                                                       -------------------------
                                                       Notary Public

Notarial Seal

My Commission expires:

 July 26, 1997
-----------------------

                       PHILADELPHIA SUBURBAN WATER COMPANY
                              OFFICER'S CERTIFICATE

         The undersigned officer of Philadelphia Suburban Water Company (the "Borrower"), hereby certifies that:

         1. The Articles and Certificate of Incorporation, as amended, and the By-laws delivered on March 17, 1994 to the Bank have not been amended, modified or rescinded and remain in full force and effect;

         2. The Borrower is and remains in Good Standing in the Commonwealth of Pennsylvania and all other jurisdictions where it is required to remain in Good Standing.

         3. The Resolutions adopted by the Board of Directors of the Borrower at a regular meeting held on February 1, 1994 have not been amended, modified or revoked, are in full force and effect, and authorize the appropriate officers to execute the letter agreement relating to the Revolving Credit Agreement dated the date hereof and applicable Allonges.

         IN WITNESS WHEREOF, the undersigned hereby executed this Certificate this 21st day of July, 1995.

                                                Michael P. Graham
                                               ---------------------------------
                                               Name:  Michael P. Graham
                                               Title: Senior Vice President
                                                      - Finance and Treasurer